UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 18, 2022

Commission file number 000-51886

MAX SOUND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	26-3534190
(State of Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

3525 Del Mar Heights Road # 802, San Diego, California, 92130

(Address of principal executive offices including zip code)

800-327-6293

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This disclosure relates to Max Sound Corporation (the “Company”)

Item 8.01 Other Events

Extension of Time to File the Company’s 2022 – 10-K Annual Report Pursuant to SECURITIES AND EXCHANGE COMMISSION ORDER UNDER SECTION 36 OF THE SECURITIES EXCHANGE ACT OF 1934

(1) The Company relied on the typical allowed extension of up to 15 days after its normal fiscal calendar year filing due date of March 31, 2022;

(2) The Company planned to file on Friday April 15, 2022 but was informed that, as is typical, due to the holiday of Good Friday, the bank closings, and the IRS Tax Due Day, the actual date would be able to normally extend to Monday April 18, 2022.

(3) The Company humbly submits that it has now as of today filed its 10K and been informed by its electronic filing company that it may have filed a day late due to the confusion explained above.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAX SOUND CORPORATION

Date: April 18, 2022	By:	/s/ Greg Halpern
	Name:	Greg Halpern
	Title:	Chief Executive Officer

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